Exhibit 99.1
Investor Presentation Investor Presentation February 2009

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the availability of loans and fluctuations in the credit markets; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; changes in federal energy policies; demand for oil and gas; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

Table of Contents I. Near Term Strategic Initiatives II. Company Overview III. Real Estate IV. Natural Resources V. Financial Highlights

I. Near Term Strategic Initiatives

Generate significant cash flow, principally from sale of approximately 175,000 acres of HBU timberlands Reduce debt $150 million Repurchase up to 20% of outstanding common shares Reduce investment in development Lower operating costs Improve minerals transparency and disclosure Near term strategic initiatives are focused on enhancing near-term shareholder value and positioning Forestar to create long-term value Note: Debt reduction and share repurchases will be funded by proceeds from asset sales Near Term Strategic Initiatives

Value Creation - A Timing Issue 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Return Years to Value Realization 115K - 140K Acres 160K - 185K Acres Entitle and Develop HBU Timberland Return Cost of Capital

Forestar Land Stratification

HBU Timberland Sale Initiatives Market Segment Acres Actual 2007 Institutional 75,000 - 125,000 Special Use / Conservation 40,000 - 50,000 Retail - Small Tract 30,000 - 50,000 Total HBU Timberland Sales 175,000 HBU timberland sales are ready for market and structured to maximize interest across buyer segments

Lower Costs / Reduce Investment in Development Further reduce low-cost operation Reduce operating and general and administrative costs ("start-up" professional and contract services) Reduce cash investment in development* Historical average (2006 - 2008) = $90 million per year 2009 - excluding commitment to JW Marriott Resort at Cibolo Canyons, investment in development targeted to be down 75% compared with 2008 * Wholly-owned and consolidated real estate projects

Improve Minerals Transparency Value Chain Acres Disclosure Present Value Held by Production 25,000 Net Proven Gas - MMCF Oil - Barrels Proven Reserves Leased 121,000 Drilling Activity Acres by Play Reserve Additions Available for Lease 476,000 Leasing Activity Acres by Play Future Bonus + + = Net Asset Value Minerals Value Creation Improved minerals transparency anticipated to be provided with 2nd Qtr 2009 financial disclosures

Strategy Generate significant cash flow, principally from sale of approximately 175,000 acres of HBU timberlands Reduce debt $150 million Repurchase up to 20% of outstanding common shares Move acres up the value chain by moving land located in growth corridors but not yet entitled, through the entitlement process, and into development Improve minerals transparency and disclosure Increase mineral acreage leased, lease rates, royalty interests and additional participation in production revenues Reduce investment in development Reinvest primarily in ten identified strategic growth corridors Real Estate Disciplined Investment Natural Resources The combination of our strategy, management expertise, stewardship and disciplined reinvestment in our business uniquely positions Forestar to maximize long-term value for shareholders Near-Term Long-Term Near-Term Long-Term Near-Term Long-Term

II. Company Overview Forestar is focused on creating significant value for shareholders, customers, partners and employees by generating the greatest benefit from each and every acre of our land

Key Investment Highlights Diversified and Unique Real Estate Portfolio Portfolio located in some of the healthiest markets Low Basis, Valuable Portfolio of Assets Consistent Cash Flow from Natural Resources, Primarily Minerals Disciplined Investment Criteria Strategy Driven, Proven Management Team with Focus on Value Creation Significant experience in real estate and natural resources Attractive Historical Returns

2008 Year End Snapshot Real Estate (51%)1 365,000 acres of low basis land 108 total projects located in 10 states and 13 markets 25 projects, almost 34,000 acres, currently in entitlement process 5 commercial & condo projects Radisson Hotel (Austin, TX) Palisades West - Commercial Office (Austin, TX) Las Brisas - Multi-family (Austin, TX) Harbor Lakes - Golf Club (Dallas, TX) Presidio at Judges Hill - Condo (Austin, TX) Natural Resources (49%)1 622,000 net acres of oil and gas interests in TX, LA, AL and GA 25,000 acres held by production 121,000 acres leased 476,000 acres available for lease 340,000 acres generating fiber growth and sales 1,380,000 acres of water interest (45% non-participating royalty) 1Average EBIT contribution during 2006-2008 fiscal years Note: Includes venture activity

Cibolo Canyons - San Antonio, Texas Residential 1,747 lots - 537 sold* Multiple builders 1st and 2nd move-up, custom Empty nester / active adult, condo Commercial 145 acres - 64 sold* Multi-family and retail Resort and Golf Course JW Marriott's Largest Resort 1,002 rooms 140,000 sq. ft. meeting space 42,000 sq. ft. clubhouse 26,000 sq. ft. spa Two TPC championship golf courses Project Economics Forestar contributes 700 acres + $38 million Economic development agreement includes Receipt of 9% hotel room revenues and 1.5% sales tax from resort through 2034 Special improvement district reimbursements ($49.5 million submitted at YE 2008) *Lot and acre sales as of 4th Qtr 2008

Company History Oil & gas leasing activity begins Lumbermen's Investment Corporation ("LIC") incorporates Temple-Inland and Cousins Properties form Temco Associates, a venture to develop residential sites in Georgia Development of Georgia real estate organization 165,000 acres of undeveloped land around Atlanta, GA Temple-Inland and Cousins Properties form CL Realty as a venture to develop residential and mixed-use communities in Texas and across the southeastern U.S. Forestar Real Estate Group Inc. segmented as fourth line of business within Temple-Inland; includes LIC and undeveloped land assets around Atlanta, GA Mineral acres transferred from Temple-Inland to Forestar Forestar spins-off from Temple-Inland and is listed on the New York Stock Exchange under the ticker "FOR" Minerals team in place 1955 1991 2001 2002 2006 2007 2008 1943

III. Real Estate Overview Forestar is committed to maximizing long-term shareholder value through entitlement activity. Securing entitlements creates the largest proportional increase in real estate value and requires minimal capital investment

Focused on Growth Corridors Population Density Change 2000-2030 Forestar Growth Corridors I-85 Atlanta Charlotte Raleigh Birmingham I-35 Dallas Austin San Antonio I-5 Sacramento San Francisco Los Angeles San Diego Houston Denver Phoenix Salt Lake Nashville Florida - SE Coast Washington, D.C. Active Forestar Markets 10 strategic growth corridors comprise less than 5% of U.S. surface area Between 2000 and 2030, growth corridors are projected to have 38% of U.S. job creation 28 million new jobs 41% of U.S. housing starts 23 million new homes 43% of U.S. population growth 34 million new people

National Housing Market Issues Source: Moody's Economy.com Atlanta 40 - $174.2 Note: Projects and investment as of 4th Qtr. 2008 ($ in millions) Forestar Projects and Investment by Market 100 = 20% down, 30 yr fixed mortgage = 25% of income Less than 100 100-150 More than 150 Affordability Salt Lake City 1 - $2.8 Oakland 1 - $8.8 Denver 5 - $30.2 Los Angeles 2 - $9.6 Kansas City 2 - $2.9 Tampa 3 - $6.8 TEXAS 53 - $411.1 Austin 17 - $120.8 Dallas/Ft. Worth 17 - $105.2 Gulf Coast 5 - $39.5 Houston 10 - $44.8 San Antonio 4 - $100.8 Nashville 1 - $0.1

Residential Lot Sales Activity Historical residential lot sales activity has been principally located in major markets of Texas, resulting in steadily improving residential lot prices since 2004 * Excludes bulk sale of 117 lots at Parks of Deer Creek project located near Fort Worth, Texas during 2008 2004 2005 2006 2007 2008 Average Lot Price 43500 45200 48200 52853 53200 2004 2005 2006 2007 2008 Texas Markets 2118 2514 2509 1579 917 Other Markets 723 1079 1030 128 26 Total Residential Lots Sold* Average Residential Lot Price* * *

Real Estate Pipeline - 4th Qtr 2008 Real Estate Undeveloped In Entitlement Process Entitled Developed and Under Development Total Acres* Undeveloped Land Owned 307,996 314,873 Ventures 6,877 314,873 Residential Owned 28,578 7,939 753 44,249 Ventures 1,080 4,641 1,258 44,249 Commercial Owned 4,062 1,002 494 6,334 Ventures - 520 256 6,334 Total Acres 314,873 33,720 14,102 2,761 365,456 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,488 4,421 29,909 Note: Estimated acres and lots may vary *Excludes Forestar's 58% ownership interest in the Ironstob Venture which controls over 16,000 acres of undeveloped land in Georgia

Atlanta - Forestar's Largest Market Atlanta, GA 9th largest metropolitan statistical area in the U.S. Population of 5.0 million, will double by 2025 A leader in new building permit activity Home to 12 Fortune 500 companies World's busiest airport Assets and Performance 300,000 acres of low basis land In Entitlement - 19 projects - 28,060 acres Projects Entitled - 17 projects - 6,420 acres • 5,510 residential lots • 740 commercial acres Atlanta, GA Entitlement Activity

Investment Discipline Acquisition and development activity driven by return on cost discipline Target 35% Return On Cost (ROC), including proforma interest carry Historical returns1 Residential projects: 20%+ IRR, 35%+ ROC Commercial projects: 30%+ IRR, 40%+ ROC Development example: 288 acres 819 lots 1 Represent historical average returns since 2000 2 Costs include proforma interest carry Total Per Acre Revenues Lot Sales $32.9 million $114,000 Costs2 Land Investment $5.9 million $20,200 Development $18.5 million $64,000 Total Costs $24.4 million $84,200 Profit $8.5 million $29,800 Return on Cost 35%

IV. Natural Resources Value creation opportunity and recurring cash flow

Minerals - A Strategic Focus Value Royalty Interest Leased Available for Lease 25,000 121,000 476,000 18-27% of production revenues Additional participation in production revenues $100-$400 / acre upfront payment; up to 3 year lease Focus on increasing leasing activity Business development focus Development of minerals website Participation in industry conferences TX and LA mineral acres located in prolific production regions Exploration activity driven by location, technology and oil & gas pricing Note: Net acres and wells as of 4th Qtr. 2008 Value Chain Net Acres Strategic Initiatives New minerals team has extensive experience and a proven track record of creating value through mineral leasing, royalties and additional participation in production

Western Minerals - Prolific Production Region Texas and Louisiana Total net acres: 365,000 Available for lease: 228,000 Leased: 112,000 Held by production: 25,000 15% of the continental U.S. gas production 10 active oil and gas plays Note: Net acres as of 4th Qtr. 2008

Eastern Minerals - Regional Oil and Gas Activity Alabama and Georgia Total net acres: 257,000 Available for lease: 248,000 Leased: 9,000 Held by production: --- Note: Net acres as of 4th Qtr. 2008

Fiber Resources Value Enhanced Real Estate Values Fiber Sales Land Maximize fiber sales while enhancing real estate and conservation values Sold 1.1 million tons of fiber in 2008 principally to Temple-Inland at market prices ($11 million) Consistent cash flow 340,000 acres owned with timber 18,000 acres of land under lease with timber Over 296,000 acres leased for recreational purposes Forestar owns a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes or sold from 1.38 million acres in TX and LA Note: Acres as of 4th Qtr 2008 Value Chain Strategic Initiatives

V. Financial Highlights

Financial Summary - Segment Earnings ($ in millions) 2006 2007 2008 Revenues Real Estate $180 $143 $99 Mineral Resources 28 21 48 Fiber Resources 18 14 13 Total Revenues $226 $178 $160 Segment Earnings Real Estate $70 $40 $9 Mineral Resources 26 18 44 Fiber Resources 7 8 9 Total Segment Earnings $103 $66 $62 Avg. 06' - 08' Segment Revenues Avg. 06' - 08' Segment Earnings Real Estate Mineral Resources Fiber Resources Segment Revenue 75 17 8 Real Estate Mineral Resources Fiber Resources Segment Revenue 52 38 10

Financials - Debt Capacity Senior credit facility includes $175mm term loan and $290mm revolving line of credit Includes $100mm sublimit available for letters of credit and $25mm swing line sublimit Matures December 2010 ($ in millions) Q4 2008 Senior Credit Facility $465 Borrowings Under Senior Credit Facility (235) Letter's of Credit and liquidity requirement (48) Unused Borrowing Capacity $182 Other consolidated venture non-recourse debt* $102 * Consolidated venture debt is principally non-recourse to Forestar

Near Term Initiatives Generate significant cash flow, principally from sale of approximately 175,000 acres of HBU timberland (-) Reduce debt $150 million (-) Repurchase up to 20% of outstanding common shares (-) Reduce investment in development (-) Lower operating expenses + Improve Minerals Transparency = Enhance Shareholder Value